MERRILL LYNCH
                                                               LATIN AMERICA
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               November 30, 1998

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of November 30, 1998

A map illustrating the following percentages:

                            Mexico               28.9%
                            Venezuela             1.3%
                            Colombia              3.9%
                            Peru                  3.8%
                            Brazil               47.7%
                            Argentina             7.8%
                            Chile                 4.8%

* Total may not equal 100% and does not include short-term securities.

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

DEAR SHAREHOLDER

For the three-month period ended November 30, 1998, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +23.95%, +23.64%, +23.54% and +23.74%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) The unmanaged Morgan Stanley Capital International
(MSCI) Latin America Free Index rose 27.93% and the J.P. Morgan Latin Brady Bond Index rose 21.42% for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index.) Detrimental to relative performance were the Fund's underweighted positions in Brazil and Chile, whose markets rose 27.57% and 33.79%, respectively.

Investment Overview

During the November quarter, the markets in Latin America and in other emerging countries appreciated strongly. The MSCI Latin America Free Index rose 27.93% while the unmanaged MSCI Emerging Markets Free Index, a worldwide emerging markets benchmark, rose 27.32%. We believe that the sharp recoveries were driven largely by liquidity, since the US Federal Reserve Board clearly indicated an easier monetary stance, and by improved investor confidence arising from encouraging comments by policymakers in the United States, Japan and other nations. Investor speculation in emerging markets manifested itself in various ways. There was speculation that the problem economies in Asia, including Japan, had seen their worst and were on their way to recovery. It was also speculated that Brazil, with presidential elections over and its reserves to be bolstered imminently, would proceed with fiscal reforms and avoid funding and currency crises. Yet another speculation was that the economies in the United States and in the European Union would be able to avoid recessions in 1999. It is possible that a "virtuous cycle," where liquidity and investor confidence aid and accelerate recovery, could develop. In our opinion, these recent rallies have discounted far more than is realistically justified by existing fundamentals and their scope to improve.

Among the Latin American markets, Brazil remained at the forefront of investor attention. As the largest economy in the region, Brazil continues to receive the brunt of both investor enthusiasm and anxiety. The Brazilian market appreciated by 27.6% for the quarter ended November 30, 1998. August through mid-September marked a period of renewed concerns as developments in global markets, notably the default by Russia on its foreign debt obligations, rocked the Brazilian markets as well. However, by the end of September a chain of events lasting through November spurred investor enthusiasm. First, the US Federal Reserve Board began a series of interest rate cuts. Brazilian President Cardoso's re-election in October in the first round was also interpreted by investors as a mandate to continue the reform process. Then the Brazilian government announced a detailed fiscal package, with both President Cardoso and the Minister of the Economy, Pedro Malan, making presentations to investors. Finally, in early November, there was the announcement of the long-awaited International Monetary Fund (IMF)-led multilateral rescue package of approximately US $42 billion. The IMF package is not viewed as an ultimate solution to Brazil's troubles of a growing fiscal deficit and an overvalued currency. However, it was hailed by investors as a show of global support for the country and provides an opportunity to proceed with economic reforms in an orderly fashion.

One of our favorite stocks is Tele Norte Leste, one of the three wire line companies spun off from the Telebras break up that occurred last year. Not only is it the largest fixed-line company in Latin America, it is also the least expensive by a wide margin on a per line basis. Among other concerns, investors cite the fact that the company is not controlled by a foreign telecom company and that its concession area, the north and northeast of Brazil, is very poor. Our analysis suggests that these issues are reflected in the current share price. A look beneath the surface reveals that the operating characteristics are not that different from those of other wire line companies in terms of revenues per line and cash flow per line. The region is poor, but it is very underpenetrated. Gross domestic product per capita with the company's entire concession area is half of the Sao Paolo concession area. However, there is potential for growth, and the company has a very strong balance sheet. Once cash is netted out, the company has no debt. Furthermore, the company has American depositary receipts that are very liquid and trade on the New York Stock Exchange.

The Argentine stock market was the best-performing market in the region, up by 35% for the three-month period ended November 30, 1998. Despite a projected economic slowdown in 1999, which is likely to result in gross domestic product growth of less than half the robust 5.4% projected for 1998, the Argentine stock market has received a vote of confidence from investors. First, any cut in US interest rates is viewed positively for Argentina because of the Argentine peso's peg to the US dollar. Second, global support for Brazil, Argentina's major trading partner, has a positive spillover effect on Argentina.

Banco de Galicia y Buenos Aires S.A., a Fund holding, is the largest retail bank in Argentina. Despite a high per capita income in Argentina, the country is "underbanked." Thus Banco de Galicia decided early on to expand its branch network. As a result, it has already established a presence in the key provinces of the interior, and more recently has sought to bring basic banking services to the Argentine masses by launching a series of mini-branches located in post offices nationwide.

The Mexican market appreciated by 25.22% during the quarter ended November 30, 1998. For Mexico there can be no escaping the effects of depressed oil prices. Through September 30, 1998, Mexican crude oil was selling at $10.52 per barrel on average versus $16.75 in 1997. Since oil revenues account for about one-third of total budgetary revenues, the decline in oil prices has a significant impact on the Mexican economy.

Smaller markets in the region also performed well during the November quarter. The Venezuelan market experienced a gain of 34.9% for the three-month period ended November 30, 1998. This market rallied as presidential candidate Chavez tempered his politics as the election neared, which in turn bolstered investor confidence.

The Chilean market appreciated by 33.8% for the November quarter. During the first half of the year, the Chilean peso had been victim to speculation prompted by a growing current account deficit caused by the weakness of copper exports. However, the central bank of Chile was successful in stabilizing the peso by raising already high interest rates and widening the exchange rate bands, and was thus able to begin easing interest rates in October and November. With its parent Enersis S.A., Chilectra S.A. has established itself as one of the strongest operators in Latin America. The company has a strong track record of turning around previously state-owned electricity distribution companies.

Fiscal Year in Review

For the 12-month period ended November 30, 1998, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -29.74%, -30.42%, -30.46% and -29.89%, respectively. All the main markets in which our Fund invests declined sharply. The unmanaged MSCI Latin America Free Index declined 25.00% and the unmanaged J.P. Morgan Latin Brady Bond Index declined 2.66% during the same 12-month period. The Argentine market, the best relative performer, declined 12.81%. Brazil dropped 19.67%; Mexico declined by 31.63%; and Venezuela dropped 58.86%. Particularly detrimental to the Fund's performance relative to the unmanaged indexes were its investments in Brazil, the market which comprised the largest portion of its assets, and Venezuela, the market which declined the most sharply during the 12-month period.

In Conclusion

The past three months have seen a rally in Latin American stock markets. How long this rally will last is open to question. Countering the potential for a continued rally is the realization that Latin America is once again confronting the dual challenges of a slowdown in global demand for the region's exports and scarce availability of external financing. However, Latin American companies have prior experience in coping with these challenges, and many have not only survived but also have been strengthened by competing under such adverse conditions. In addition, Latin American countries have made great strides in recent years in broadening their economic base, creating a more business-friendly environment, reducing debt and fostering greater political stability and policy continuity. Critical to the region's long-term attraction to investors is that foreign direct investments remain robust, although investment in Latin American capital markets, which tends to have a shorter time horizon, has declined.

We thank you for your continued support of Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Grace Pineda

Grace Pineda
Senior Vice President and
Portfolio Manager

January 6, 1999


                                     2 & 3

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                 12 Month           3 Month        Since Inception
                                               Total Return      Total Return       Total Return
==================================================================================================
ML Latin America Fund, Inc. Class A Shares        -29.74%           +23.95%            -37.86%
--------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares        -30.42            +23.64             +11.72
--------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares        -30.46            +23.54             -40.49
--------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares        -29.89            +23.74             +18.15
==================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 11/30/98 and Class B & Class D Shares, from 9/27/91 to 11/30/98.

Class A & Class C Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Emerging Markets Free Latin America Index. Beginning and ending values are:

                                           10/21/94**             11/98
ML Latin America Fund, Inc.+--
Class A Shares*+++                          $ 9,475              $5,888
ML Latin America Fund, Inc.+--
Class C Shares*                             $10,000              $5,951
Emerging Markets Free Latin
America Index++                             $10,000              $8,149

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is 10/31/94.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.
      Past performance is not predictive of future performance.

Class A & Class C Shares

Average Annual Total Return

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                                 -51.60%          -54.14%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/98               -15.16           -16.31
--------------------------------------------------------------------------------
*    Maximum sales charge is 5.25%.
**   Assuming maximum sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                                 -52.06%          -52.54%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/98               -16.03           -16.03
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**   Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

PERFORMANCE DATA (concluded)

Class B & Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B and Class D Shares compared to growth of an investment in the Emerging Markets Free Latin America Index. Beginning and ending values are:

                                           9/27/91**                11/98
ML Latin America Fund, Inc.+--
Class B Shares*                             $10,000                $11,172
ML Latin America Fund, Inc.+--
Class D Shares*+++                          $ 9,475                $11,195
Emerging Markets Free Latin
America Index++                             $10,000                $20,019

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is 9/30/91.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.

Class B & Class D Shares

Average Annual Total Return

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                                 -52.09%          -54.01%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                           - 6.23           - 6.23
--------------------------------------------------------------------------------
Inception (9/27/91) through 9/30/98                - 0.85           - 0.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**   Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                                 -51.69%          -54.22%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                           - 5.49           - 6.50
--------------------------------------------------------------------------------
Inception (9/27/91) through 9/30/98                - 0.07           - 0.83
--------------------------------------------------------------------------------
*    Maximum sales charge is 5.25%.
**   Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                                                                                                             Percent
                                      Shares Held/                                                                  Value     of Net
COUNTRY      Industries               Face Amount               Long-Term Investments                Cost         (Note 1a)   Assets
====================================================================================================================================
Argentina    Banking                       124,342   Banco de Galicia y Buenos Aires S.A. (ADR)*  $  3,546,010  $  2,657,810    0.9%
             -----------------------------------------------------------------------------------------------------------------------
             Beverages                     525,586   Quilmes Industrial S.A. (ADR)*                  6,119,796     4,960,218    1.8
             -----------------------------------------------------------------------------------------------------------------------
             Merchandising                 547,144  +Grimoldi S.A. (Class B)                         3,174,556       738,770    0.3
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas Producers           241,669   YPF Sociedad Anonima (ADR)*                     6,940,264     7,129,236    2.5
             -----------------------------------------------------------------------------------------------------------------------
             Real Estate                   373,876   Inversiones y Representaciones S.A. (IRSA)      1,005,397     1,047,031    0.4
                                            88,629  +Inversiones y Representaciones S.A. (IRSA)
                                                        (GDR)**                                      2,207,327     2,481,612    0.9
                                                                                                  ------------  ------------  ------
                                                                                                     3,212,724     3,528,643    1.3
             -----------------------------------------------------------------------------------------------------------------------
             Telecommunications             30,766   Telefonica de Argentina S.A. (ADR)*               908,361       996,049    0.4
                                           525,000   Telefonica de Argentina S.A. (Class B)          1,497,352     1,696,038    0.6
                                                                                                  ------------  ------------  ------
                                                                                                     2,405,713     2,692,087    1.0
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Argentina       25,399,063    21,706,764    7.8
====================================================================================================================================
Brazil       Banking                   102,599,592   Banco Bradesco S.A. (Preferred)                   763,381       743,351    0.3
                                         2,980,655   Banco Itau S.A. (Preferred)                     1,764,001     1,663,090    0.6
                                           235,676   Uniao de Bancos Brasileiros S.A. (Unibanco)
                                                        (GDR)**                                      6,777,915     4,919,737    1.7
                                        15,000,000   Uniao de Bancos Brasileiros S.A. (Unibanco)
                                                        (Units) (c)                                  1,198,257       629,580    0.2
                                                                                                  ------------  ------------  ------
                                                                                                    10,503,554     7,955,758    2.8
             -----------------------------------------------------------------------------------------------------------------------
             Beverages & Tobacco        12,415,558   Companhia Cervejaria Brahma S.A. PN
                                                        (Preferred)                                  8,528,092     6,699,935    2.4
                                            27,200   Companhia Cervejaria Brahma S.A. PN
                                                        (Preferred) (ADR)*                             397,933       300,900    0.1
                                                                                                  ------------  ------------  ------
                                                                                                     8,926,025     7,000,835    2.5
             -----------------------------------------------------------------------------------------------------------------------
             Diversified                   641,452   Souza Cruz S.A.                                 4,703,988     4,166,660    1.5
             -----------------------------------------------------------------------------------------------------------------------
             Energy Sources                598,107   Companhia Paranaense de Energia S.A. (Copel)
                                                        (ADR)*                                      10,536,249     5,831,543    2.1
                                        37,879,446   Petroleo Brasileiro S.A.--Petrobras
                                                        (Preferred)                                 10,069,150     5,394,225    1.9
                                                                                                  ------------  ------------  ------
                                                                                                    20,605,399    11,225,768    4.0
             -----------------------------------------------------------------------------------------------------------------------
             Foreign Government                      Republic of Brazil:
             Obligations             US$43,630,821      Floating Rate Brady 'C' Bonds, 7.01%
                                                          due 4/15/2014 (a)(e)                      25,174,058    28,659,996   10.3
                                     US$ 1,884,000      Global Bonds, 10.125% due 5/15/2027          1,632,015     1,420,065    0.5
                                                                                                  ------------  ------------  ------
                                                                                                    26,806,073    30,080,061   10.8
             -----------------------------------------------------------------------------------------------------------------------
             Forest Products           299,886,000   Votorantim Celulose e Papel S.A. (Preferred)    7,760,180     3,246,601    1.2
             -----------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                                                                                                             Percent
                                      Shares Held/                                                                  Value     of Net
COUNTRY      Industries               Face Amount               Long-Term Investments                Cost         (Note 1a)   Assets
====================================================================================================================================
Brazil       Machinery &                 9,201,000   Weg S.A. (Preferred)                         $  5,496,423  $  4,444,187    1.6%
(concluded)  Engineering
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Steel            306,895,000   Companhia Siderurgica de Tubarao S.A.
                                                        (Preferred)                                  4,977,258     1,635,683    0.6
                                               949   Companhia Siderurgica Nacional S.A.--CSN               23            19    0.0
                                     BRL 1,099,391   Companhia Vale do Rio Doce S.A.,
                                                        0% due 12/31/2049 (d)                                0             0    0.0
                                           443,379   Companhia Vale do Rio Doce S.A. (Preferred)     8,929,532     6,461,636    2.3
                                                                                                  ------------  ------------  ------
                                                                                                    13,906,813     8,097,338    2.9
             -----------------------------------------------------------------------------------------------------------------------
             Retail                        258,900   Companhia Brasileira de Distribuicao Grupo
                                                        Pao de Acucar S.A. (ADR)*                    4,322,646     5,194,181    1.9
             -----------------------------------------------------------------------------------------------------------------------
             Telecommunications        149,205,637  +Embratel Participacoes S.A.                     2,353,235     1,615,318    0.6
                                       149,205,637  +Tele Celular Sul Participacoes S.A.               294,154       205,021    0.1
                                       149,205,637  +Tele Centro Oeste Celular Participacoes S.A.      126,486       149,106    0.0
                                           178,700  +Tele Centro Oeste Celular Participacoes S.A.
                                                        (ADR)*                                         604,435       848,825    0.3
                                       149,205,637  +Tele Centro Sul Participacoes S.A.              1,767,868       994,042    0.4
                                       149,205,637  +Tele Leste Celular Participacoes S.A.              91,188       110,587    0.0
                                            15,200  +Tele Leste Celular Participacoes S.A. (ADR)*      421,950       635,550    0.2
                                       149,205,637  +Tele Nordeste Celular Participacoes S.A.          132,369       124,255    0.0
                                            23,800  +Tele Nordeste Celular Participacoes S.A.
                                                        (ADR)*                                         421,629       623,262    0.2
                                       149,205,637  +Tele Norte Celular Participacoes S.A.              73,539        77,038    0.0
                                            33,400  +Tele Norte Celular Participacoes S.A.
                                                        (ADR)*                                         620,722     1,367,313    0.5
                                       149,205,637  +Tele Norte Leste Participacoes S.A.             2,059,081     1,317,105    0.5
                                       149,205,637  +Tele Sudeste Celular Participacoes S.A.           588,309       447,319    0.2
                                       149,205,637   Telecomunicacoes Brasileiras S.A.--Telebras
                                                        (Ordinary)                                      29,415        17,396    0.0
                                            94,512  +Telecomunicacoes Brasileiras S.A.--Telebras
                                                        (Preferred Block) (ADR)*                     7,470,228     8,960,919    3.2
                                        93,810,000  +Telecomunicacoes Brasileiras S.A.--Telebras
                                                        (Receipts)                                   5,193,085     5,351,420    1.9
                                         9,845,775   Telecomunicacoes de Minas Gerais S.A.--
                                                       TELEMIG (Ordinary)                              837,551       213,183    0.1
                                       149,205,637  +Telemig Celular Participacoes S.A.                294,155       173,957    0.1
                                             3,200  +Telemig Celular Participacoes S.A. (ADR)*          83,992        98,800    0.0
                                         9,845,775  +Telemig Celular S.A.                              343,357       155,788    0.1
                                       149,205,637  +Telesp Celular Participacoes S.A.               1,176,618       894,637    0.3
                                       149,205,637  +Telesp Participacoes S.A.                       3,971,085     2,733,614    1.0
                                                                                                  ------------  ------------  ------
                                                                                                    28,954,451    27,114,455    9.7
             -----------------------------------------------------------------------------------------------------------------------
             Textiles & Apparel         21,051,686   Companhia de Tecidos Norte de Minas S.A.--
                                                        Coteminas (Preferred)                        8,532,545     2,805,021    1.0
                                        21,491,685   Empresa Nasional de Comercio S.A.                   6,971        32,216    0.0
                                                                                                  ------------  ------------  ------
                                                                                                     8,539,516     2,837,237    1.0
             -----------------------------------------------------------------------------------------------------------------------
             Utilities                   1,122,012   Centrais Eletricas de Santa Catarina S.A.
                                                        (CELESC) 'B' (Preferred)                       591,246       710,134    0.2
                                            75,928   Centrais Eletricas de Santa Catarina S.A.
                                                        (CELESC) (GDR)** (b)                         6,069,291     4,804,929    1.7
                                            29,288   Companhia Energetica de Minas Gerais S.A.
                                                        (CEMIG) (ADR)*                                 536,560       741,370    0.3
                                            72,502   Companhia Energetica de Minas Gerais S.A.
                                                        (CEMIG) (ADR)* (b)                           1,416,102     1,835,250    0.7
                                       217,120,264   Companhia Energetica de Minas Gerais S.A.
                                                        (CEMIG) (Preferred)                          7,971,058     5,496,716    2.0
                                           163,811   Companhia Paulista de Forca e Luz S.A.
                                                        (Rights)                                        14,058         9,551    0.0
                                           295,600   Globex Utilidades S.A. (Preferred)              5,080,471     1,230,846    0.4
                                                                                                  ------------  ------------  ------
                                                                                                    21,678,786    14,828,796    5.3
             -----------------------------------------------------------------------------------------------------------------------
             Utilities--Electric        47,070,000   Companhia Energetica de Sao Paulo S.A.
                                                        (CESP) (Preferred)                           2,475,423     1,239,860    0.5
                                     1,213,600,000   Companhia Energetica do Ceara--Coelce
                                                        (Preferred)                                  5,030,127     3,688,907    1.3
                                            58,030   Espirito Santo Centrais Eletricas S.A.
                                                        (Escelsa)                                   10,119,799     1,933,045    0.7
                                                                                                  ------------  ------------  ------
                                                                                                    17,625,349     6,861,812    2.5
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Brazil         179,829,203   133,053,689   47.7
====================================================================================================================================
Chile        Telecommunications            303,346   Compania de Telecomunicaciones de Chile S.A.
                                                        (ADR)*                                       7,758,610     7,033,835    2.5
             -----------------------------------------------------------------------------------------------------------------------
             Utilities                      75,000   Chilectra S.A. (ADR)* (b)                       1,263,750     1,679,670    0.6
                                         3,724,465   Empresa Nacional de Electricidad S.A.
                                                        (ENDESA)                                     2,032,168     1,321,636    0.5
                                         2,057,425   Enersis S.A.                                      930,264       963,181    0.4
                                            98,000   Enersis S.A. (ADR)*                             2,451,109     2,290,750    0.8
                                                                                                  ------------  ------------  ------
                                                                                                     6,677,291     6,255,237    2.3
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Chile           14,435,901    13,289,072    4.8
====================================================================================================================================
Colombia     Banking                     1,664,348   Banco de Bogota S.A.                            7,431,931     6,250,060    2.2
                                            83,802   Banco Ganadero S.A. (Preferred) (ADR)*          1,884,467       764,693    0.3
                                                                                                  ------------  ------------  ------
                                                                                                     9,316,398     7,014,753    2.5
             -----------------------------------------------------------------------------------------------------------------------
             Beverages & Tobacco           488,354   Bavaria S.A.                                    1,797,411     2,308,180    0.8
             -----------------------------------------------------------------------------------------------------------------------
             Financial Services            488,354   Valores Bavaria S.A.                            1,033,615       505,902    0.2
             -----------------------------------------------------------------------------------------------------------------------
             Merchandising               1,485,966   Gran Cadena de Almacenes Columbianos S.A.
                                                        (CADENALCO)                                  4,043,019     1,058,312    0.4
                                            36,400   Gran Cadena de Almacenes Columbianos S.A.
                                                        (CADENALCO) (ADR)* (b)                         611,250        54,600    0.0
                                                                                                  ------------  ------------  ------
                                                                                                     4,654,269     1,112,912    0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Colombia        16,801,693    10,941,747    3.9
====================================================================================================================================
Mexico       Banking                     3,454,757  +Grupo Financiero Banamex--Accival, S.A. de
                                                        C.V. 'B' (Banacci)                           8,174,679     4,073,355    1.5
                                            63,000  +Grupo Financiero Banamex--Accival, S.A. de
                                                        C.V. 'L' (Banacci)                             140,485        70,504    0.0
                                                                                                  ------------  ------------  ------
                                                                                                     8,315,164     4,143,859    1.5
             -----------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                                                                                                             Percent
                                      Shares Held/                                                                  Value     of Net
COUNTRY      Industries               Face Amount               Long-Term Investments                Cost         (Note 1a)   Assets
====================================================================================================================================
Mexico       Beverages                     361,726   Panamerican Beverages, Inc. (Class A)
(concluded)                                             (US Registered Shares)                    $  7,061,212  $  8,342,306    3.0%
             -----------------------------------------------------------------------------------------------------------------------
             Beverages & Tobacco           204,165   Fomento Economico Mexicano, S.A. de C.V.
                                                        (Femsa) (ADR)*                               2,643,519     4,848,919    1.7
             -----------------------------------------------------------------------------------------------------------------------
             Broadcast--Media            2,870,000   Grupo Radio Centro, S.A. de C.V.                4,647,848     1,462,530    0.5
                                            64,400   Grupo Radio Centro, S.A. de C.V. (ADR)*           905,464       313,950    0.1
                                                                                                  ------------  ------------  ------
                                                                                                     5,553,312     1,776,480    0.6
             -----------------------------------------------------------------------------------------------------------------------
             Building Materials             28,491   Cemex, S.A. de C.V                                106,996        68,893    0.0
                                            29,019   Cemex, S.A. de C.V. (ADR)*                        223,537       139,738    0.1
                                           410,030   Cemex, S.A. de C.V. 'B'                         2,090,049     1,188,136    0.4
                                           983,282   Cemex, S.A. de C.V. 'B' (ADR)*                  9,152,775     5,795,857    2.1
                                                                                                  ------------  ------------  ------
                                                                                                    11,573,357     7,192,624    2.6
             -----------------------------------------------------------------------------------------------------------------------
             Chemicals                     181,590   Desc, S.A. de C.V. (ADR)*                       3,867,304     3,427,511    1.2
             -----------------------------------------------------------------------------------------------------------------------
             Construction                  223,600  +Grupo Tribasa, S.A. de C.V. 'A1' (ADR)*         1,477,673       447,200    0.2
             -----------------------------------------------------------------------------------------------------------------------
             Diversified                   766,268   Alfa, S.A. de C.V. (Class A)                    6,379,317     1,914,139    0.7
             -----------------------------------------------------------------------------------------------------------------------
             Foreign Government      US$11,250,000   United Mexican States, Global Bonds,
             Obligations                                11.50% due 5/15/2026                        12,760,417    12,093,750    4.3
             -----------------------------------------------------------------------------------------------------------------------
             Health & Personal Care      1,282,580   Kimberly-Clark de Mexico, S.A. de C.V. 'A'      3,555,004     3,447,382    1.2
             -----------------------------------------------------------------------------------------------------------------------
             Merchandising               5,040,930  +Cifra, S.A. de C.V. 'C'                         5,948,765     6,124,871    2.2
             -----------------------------------------------------------------------------------------------------------------------
             Multi-Industry              2,078,374   Grupo Carso, S.A. de C.V. 'A1'                  9,768,402     6,520,878    2.3
                                            41,728   Grupo Carso, S.A. de C.V. (ADR)*                  404,518       262,469    0.1
                                                                                                  ------------  ------------  ------
                                                                                                    10,172,920     6,783,347    2.4
             -----------------------------------------------------------------------------------------------------------------------
             Steel                       1,530,440   Hylsamex, S.A. de C.V.                          6,957,378     2,342,760    0.9
             -----------------------------------------------------------------------------------------------------------------------
             Telecommunications            188,197  +Grupo Televisa, S.A. de C.V. (GDR)**            4,034,603     4,787,261    1.7
                                           280,934   Telefonos de Mexico, S.A. de C.V. (ADR)*       13,764,733    13,080,989    4.7
                                                                                                  ------------  ------------  ------
                                                                                                    17,799,336    17,868,250    6.4
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Mexico         104,064,678    80,753,398   28.9
====================================================================================================================================
Peru         Financial Services            205,372   Credicorp Ltd. S.A.                             3,172,175     2,259,092    0.8
             -----------------------------------------------------------------------------------------------------------------------
             Food & Household            6,996,882   Consorcio Alimentos Fabril Pacifico S.A.        5,483,960     1,456,750    0.5
             Products
             -----------------------------------------------------------------------------------------------------------------------
             Metals--Non-Ferrous           392,200   Compania de Minas Buenaventura S.A. (ADR)*      6,771,689     4,976,038    1.8
                                         1,173,498   Minsur S.A.                                     2,575,220     1,954,577    0.7
                                                                                                  ------------  ------------  ------
                                                                                                     9,346,909     6,930,615    2.5
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Peru            18,003,044    10,646,457    3.8
====================================================================================================================================
Venezuela    Building Materials          1,156,927   Corporacion Venezolana de Cementos I,
                                                        S.A.C.A.                                       505,161       505,871    0.2
                                           764,789   Corporacion Venezolana de Cementos II,
                                                        S.A.C.A.                                       361,820       314,343    0.1
                                                                                                  ------------  ------------  ------
                                                                                                       866,981       820,214    0.3
             -----------------------------------------------------------------------------------------------------------------------
             Food & Household           28,061,157   Mavesa S.A.                                     1,748,791     1,830,662    0.6
             Products
             -----------------------------------------------------------------------------------------------------------------------
             Metal Processing               46,750   International Briquettes Holding, Inc.            610,672       169,469    0.1
             -----------------------------------------------------------------------------------------------------------------------
             Textiles                      765,505   Sudamtex de Venezuela S.A.C.A. (ADR)* (b)      10,150,880       936,366    0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Venezuela       13,377,324     3,756,711    1.3
====================================================================================================================================
             Total Investments                                                                    $371,910,906   274,147,838   98.2
                                                                                                  ============
             Other Assets Less Liabilities                                                                         5,060,499    1.8
                                                                                                                ------------  -----
             Net Assets                                                                                         $279,208,337  100.0%
                                                                                                                ============  =====
====================================================================================================================================

      *     American Depositary Receipts (ADR).
      **    Global Depositary Receipts (GDR).
      (a)   Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
      (b)   The security may be offered and sold to "qualified institutional buyers" under Rule 144a of the Securities Act of 1933.
      (c)   Each unit represents one preferred share of Uniao de Bancos
            Brasileiros S.A. (Unibanco) and one preferred 'B' share of Unibanco
            Holdings S.A.
      (d)   Received through a bonus issue from Companhia Vale do Rio Doce S.A.
            As of November 30, 1998, the bonds have not commenced trading and the coupon rate had not been determined.
      (e)   Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any
            uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
      +     Non-income producing security.

            See Notes to Consolidated Financial Statements.


                                    10 & 11

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1998
==================================================================================================================================
Assets:             Investments, at value (identified cost--$371,910,906) (Note 1a) .................                $ 274,147,838
                    Foreign cash (Note 1b) ..........................................................                    4,691,956
                    Receivables:
                      Dividends .....................................................................  $  1,050,673
                      Securities sold ...............................................................       718,623
                      Interest ......................................................................       456,030
                      Capital shares sold ...........................................................       431,208      2,656,534
                                                                                                       ------------
                    Prepaid registration fees and other assets (Note 1f) ............................                       46,225
                                                                                                                     -------------
                    Total assets ....................................................................                  281,542,553
                                                                                                                     -------------
==================================================================================================================================
Liabilities:        Payables:
                      Capital shares redeemed .......................................................     1,192,537
                      Investment adviser (Note 2) ...................................................       238,372
                      Distributor (Note 2) ..........................................................       183,681      1,614,590
                                                                                                       ------------
                    Accrued expenses and other liabilities ..........................................                      719,626
                                                                                                                     -------------
                    Total liabilities ...............................................................                    2,334,216
                                                                                                                     -------------
==================================================================================================================================
Net Assets:         Net assets ......................................................................                $ 279,208,337
                                                                                                                     =============
==================================================================================================================================
Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized ............                $     247,327
Consist of:         Class B Common Stock, $0.10 par value, 100,000,000 shares authorized ............                    1,869,332
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized ............                      119,781
                    Class D Common Stock, $0.10 par value, 100,000,000 shares authorized ............                      475,506
                    Paid-in capital in excess of par ................................................                  512,589,359
                    Undistributed investment income--net ............................................                    9,768,146
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6) .............................................                 (147,546,175)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net ...............................................................                  (98,314,939)
                                                                                                                     -------------
                    Net assets ......................................................................                $ 279,208,337
                                                                                                                     =============
==================================================================================================================================
Net Asset           Class A--Based on net assets of $26,249,064 and 2,473,271 shares outstanding ....                $       10.61
Value:                                                                                                               =============
                    Class B--Based on net assets of $190,670,116 and 18,693,317 shares outstanding ..                $       10.20
                                                                                                                     =============
                    Class C--Based on net assets of $12,196,478 and 1,197,805 shares outstanding ....                $       10.18
                                                                                                                     =============
                    Class D--Based on net assets of $50,092,679 and 4,755,061 shares outstanding ....                $       10.53
                                                                                                                     =============
==================================================================================================================================

            See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1998
==================================================================================================================================
Investment Income   Dividends (net of $1,439,049 foreign withholding tax) ...........................                $  18,483,670
(Notes 1d & 1e):    Interest and discount earned ....................................................                    4,594,090
                                                                                                                     -------------
                    Total income ....................................................................                   23,077,760
                                                                                                                     -------------
==================================================================================================================================
Expenses:           Investment advisory fees (Note 2) ...............................................  $  5,326,441
                    Account maintenance and distribution fees--Class B (Note 2) .....................     3,621,027
                    Custodian fees ..................................................................       982,008
                    Transfer agent fees--Class B (Note 2) ...........................................       935,286
                    Account maintenance and distribution fees--Class C (Note 2) .....................       250,447
                    Account maintenance fees--Class D (Note 2) ......................................       226,121
                    Transfer agent fees--Class D (Note 2) ...........................................       192,745
                    Accounting services (Note 2) ....................................................       140,598
                    Printing and shareholder reports ................................................       122,192
                    Transfer agent fees--Class A (Note 2) ...........................................       117,564
                    Professional fees ...............................................................        80,360
                    Registration fees (Note 1f) .....................................................        70,459
                    Transfer agent fees--Class C (Note 2) ...........................................        65,964
                    Directors' fees and expenses ....................................................        37,971
                    Pricing fees ....................................................................         6,619
                    Other ...........................................................................       223,126
                                                                                                       ------------
                    Total expenses ..................................................................                   12,398,928
                                                                                                                     -------------
                    Investment income--net ..........................................................                   10,678,832
                                                                                                                     -------------
==================================================================================================================================
Realized &          Realized loss from:
Unrealized Loss on    Investments--net ..............................................................   (50,996,238)
Investments &         Foreign currency transactions--net ............................................      (673,407)   (51,669,645)
Foreign Currency                                                                                       ------------
Transactions--Net   Change in unrealized appreciation/depreciation on:
(Notes 1b, 1c,        Investments--net ..............................................................  (129,730,533)
1e & 3):              Foreign currency transactions--net ............................................      (111,892)  (129,842,425)
                                                                                                       ------------  -------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions ...........................................................                 (181,512,070)
                                                                                                                     -------------
                    Net Decrease in Net Assets Resulting from Operations ............................                $(170,833,238)
                                                                                                                     =============
==================================================================================================================================

            See Notes to Consolidated Financial Statements.


                                    12 & 13

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended November 30,
                                                                                                     -------------------------------
                    Increase (Decrease) in Net Assets:                                                    1998           1997
==================================================================================================================================
Operations:         Investment income--net .........................................................  $ 10,678,832   $   1,554,261
                    Realized gain (loss) on investments and foreign currency transactions--net .....   (51,669,645)    165,490,154
                    Change in unrealized appreciation/depreciation on investments and foreign
                    currency transactions--net .....................................................  (129,842,425)    (26,565,240)
                                                                                                      ------------   -------------
                    Net increase (decrease) in net assets resulting from operations ................  (170,833,238)    140,479,175
                                                                                                      ------------   -------------
==================================================================================================================================
Dividends to        Investment income--net:
Shareholders          Class A ......................................................................            --      (1,603,289)
(Note 1g):            Class B ......................................................................            --     (12,117,748)
                      Class C ......................................................................            --        (579,869)
                      Class D ......................................................................            --      (3,322,519)
                                                                                                      ------------   -------------
                    Net decrease in net assets resulting from dividends to shareholders ............            --     (17,623,425)
                                                                                                      ------------   -------------
==================================================================================================================================
Capital Share       Net decrease in net assets derived from capital share transactions .............  (320,024,018)    (54,040,066)
Transactions                                                                                          ------------   -------------
(Note 4):
==================================================================================================================================
Net Assets:         Total increase (decrease) in net assets ........................................  (490,857,256)     68,815,684
                    Beginning of year ..............................................................   770,065,593     701,249,909
                                                                                                      ------------   -------------
                    End of year* ...................................................................  $279,208,337   $ 770,065,593
                                                                                                      ============   =============
==================================================================================================================================
                   *Undistributed (accumulated) investment income (loss)--net (Note 1i) ............  $  9,768,146   $    (237,280)
                                                                                                      ============   =============
==================================================================================================================================

See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                 Class A++
                                                                          -----------------------------------------------------
                                                                                                                       For the
                    The following per share data and ratios have                                                       Period
                    been derived from information provided in the                                                      Oct. 21,
                    financial statements.                                       For the Year Ended November 30,        1994+ to
                                                                          ------------------------------------------   Nov. 30,
                    Increase (Decrease) in Net Asset Value:                 1998        1997       1996       1995       1994
===============================================================================================================================
Per Share           Net asset value, beginning of period ................ $  15.10    $  12.83   $  10.50   $  17.37   $  18.22
Operating                                                                 --------    --------   --------   --------   --------
Performance:        Investment income--net ..............................      .38         .17        .46        .16         --
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ..............    (4.87)       2.54       1.87      (6.52)      (.85)
                                                                          --------    --------   --------   --------   --------
                    Total from investment operations ....................    (4.49)       2.71       2.33      (6.36)      (.85)
                                                                          --------    --------   --------   --------   --------
                    Less dividends and distributions:
                      Investment income--net ............................       --        (.44)        --         --         --
                      Realized gain on investments--net .................       --          --         --       (.50)        --
                      In excess of realized gain on investments--net ....       --          --         --       (.01)        --
                                                                          --------    --------   --------   --------   --------
                    Total dividends and distributions ...................       --        (.44)        --       (.51)        --
                                                                          --------    --------   --------   --------   --------
                    Net asset value, end of period ...................... $  10.61    $  15.10   $  12.83   $  10.50   $  17.37
                                                                          ========    ========   ========   ========   ========
===============================================================================================================================
Total Investment    Based on net asset value per share ..................   (29.74%)     21.79%     22.19%    (37.66%)    (4.67%)+++
Return:**                                                                 ========    ========   ========   ========   ========
===============================================================================================================================
Ratios to Average   Expenses ............................................     1.53%       1.46%      1.48%      1.66%      1.85%*
Net Assets:                                                               ========    ========   ========   ========   ========
                    Investment income (loss)--net .......................     2.12%       1.03%      3.74%      1.40%      (.20%)*
                                                                          ========    ========   ========   ========   ========
===============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ............ $ 26,249    $ 77,086   $ 46,369   $ 26,034   $ 10,350
Data:                                                                     ========    ========   ========   ========   ========
                    Portfolio turnover ..................................    31.92%      84.91%     66.14%     54.86%     30.15%
                                                                          ========    ========   ========   ========   ========
===============================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Based on average shares outstanding.
      +++   Aggregate total investment return.

            See Notes to Consolidated Financial Statements.


                                    14 & 15

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                    The following per share data and ratios have                                Class B++
                    been derived from information provided in the      ---------------------------------------------------------
                    financial statements.                                             For the Year Ended November 30,
                                                                       ---------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:              1998        1997          1996       1995        1994
================================================================================================================================
Per Share           Net asset value, beginning of year ............... $  14.66    $  12.46      $  10.31   $  17.24    $  14.39
Operating                                                              --------    --------      --------   --------    --------
Performance:        Investment income (loss)--net ....................      .23          --++++       .32        .05        (.09)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........    (4.69)       2.50          1.83      (6.47)       2.99
                                                                       --------    --------      --------   --------    --------
                    Total from investment operations .................    (4.46)       2.50          2.15      (6.42)       2.90
                                                                       --------    --------      --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net .........................       --        (.30)           --         --        (.05)
                      Realized gain on investments--net ..............       --          --            --       (.50)         --
                      In excess of realized gain on investments--net..       --          --            --       (.01)         --
                                                                       --------    --------      --------   --------    --------
                    Total dividends and distributions ................       --        (.30)           --       (.51)       (.05)
                                                                       --------    --------      --------   --------    --------
                    Net asset value, end of year ..................... $  10.20    $  14.66      $  12.46   $  10.31    $  17.24
                                                                       ========    ========      ========   ========    ========
================================================================================================================================
Total Investment    Based on net asset value per share ...............   (30.42%)     20.51%        20.85%    (38.32%)     20.19%
Return:**                                                              ========    ========      ========   ========    ========
================================================================================================================================
Ratios to Average   Expenses .........................................     2.57%       2.50%         2.54%      2.71%       2.51%
Net Assets:                                                            ========    ========      ========   ========    ========
                    Investment income (loss)--net ....................     1.76%       (.03%)        2.69%       .43%       (.54%)
                                                                       ========    ========      ========   ========    ========
================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ........... $190,670    $527,520      $518,865   $505,038    $937,221
Data:                                                                  ========    ========      ========   ========    ========
                    Portfolio turnover ...............................    31.92%      84.91%        66.14%     54.86%      30.15%
                                                                       ========    ========      ========   ========    ========
================================================================================================================================

                                                                                               Class C++
                                                                      ---------------------------------------------------------
                                                                                                                       For the
                    The following per share data and ratios have                                                       Period
                    been derived from information provided in the                                                      Oct. 21,
                    financial statements.                                     For the Year Ended November 30,          1994+ to
                                                                      ---------------------------------------------    Nov. 30,
                    Increase (Decrease) in Net Asset Value:             1998        1997          1996       1995        1994
===============================================================================================================================
Per Share           Net asset value, beginning of period ............ $  14.64    $  12.46      $  10.31   $  17.24    $  18.10
Operating                                                             --------    --------      --------   --------    --------
Performance:        Investment income (loss)--net ...................      .23        (.02)          .32        .03        (.02)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--
                    net .............................................    (4.69)       2.52          1.83      (6.45)       (.84)
                                                                      --------    --------      --------   --------    --------
                    Total from investment operations ................    (4.46)       2.50          2.15      (6.42)       (.86)
                                                                      --------    --------      --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net ........................       --        (.32)           --         --          --
                      Realized gain on investments--net .............       --          --            --       (.50)         --
                      In excess of realized gain on investments--net.       --          --            --       (.01)         --
                                                                      --------    --------      --------   --------    --------
                    Total dividends and distributions ...............       --        (.32)           --       (.51)         --
                                                                      --------    --------      --------   --------    --------
                    Net asset value, end of period .................. $  10.18    $  14.64      $  12.46   $  10.31    $  17.24
                                                                      ========    ========      ========   ========    ========
===============================================================================================================================
Total Investment    Based on net asset value per share ..............   (30.46%)     20.52%        20.85%    (38.32%)     (4.75%)+++
Return:**                                                             ========    ========      ========   ========    ========
===============================================================================================================================
Ratios to Average   Expenses ........................................     2.57%       2.50%         2.54%      2.72%       2.93%*
Net Assets:                                                           ========    ========      ========   ========    ========
                    Investment income (loss)--net ...................     1.77%       (.11%)        2.68%       .30%      (1.22%)*
                                                                      ========    ========      ========   ========    ========
===============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ........ $ 12,196    $ 37,027      $ 23,183   $ 14,659    $  5,069
Data:                                                                 ========    ========      ========   ========    ========
                    Portfolio turnover ..............................    31.92%      84.91%        66.14%     54.86%      30.15%
                                                                      ========    ========      ========   ========    ========
===============================================================================================================================

                    The following per share data and ratios have                                Class D++
                    been derived from information provided in the      ---------------------------------------------------------
                    financial statements.                                             For the Year Ended November 30,
                                                                       ---------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:              1998        1997          1996       1995        1994
================================================================================================================================
Per Share           Net asset value, beginning of year ............... $  15.02    $  12.77      $  10.47   $  17.37    $  14.45
Operating                                                              --------    --------      --------   --------    --------
Performance:        Investment income--net ...........................      .34         .11           .42        .14         .03
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........    (4.83)       2.54          1.88      (6.53)       3.00
                                                                       --------    --------      --------   --------    --------
                    Total from investment operations .................    (4.49)       2.65          2.30      (6.39)       3.03
                                                                       --------    --------      --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net .........................       --        (.40)           --         --        (.11)
                      Realized gain on investments--net ..............       --          --            --       (.50)         --
                      In excess of realized gain on investments--net..       --          --            --       (.01)         --
                                                                       --------    --------      --------   --------    --------
                    Total dividends and distributions ................       --        (.40)           --       (.51)       (.11)
                                                                       --------    --------      --------   --------    --------
                    Net asset value, end of year ..................... $  10.53    $  15.02      $  12.77   $  10.47    $  17.37
                                                                       ========    ========      ========   ========    ========
================================================================================================================================
Total Investment    Based on net asset value per share ...............   (29.89%)     21.40%        21.97%    (37.84%)     21.07%
Return:**                                                              ========    ========      ========   ========    ========
================================================================================================================================
Ratios to Average   Expenses .........................................     1.78%       1.71%         1.74%      1.91%       1.73%
Net Assets:                                                            ========    ========      ========   ========    ========
                    Investment income--net ...........................     2.54%        .72%         3.47%      1.18%        .23%
                                                                       ========    ========      ========   ========    ========
================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ........... $ 50,093    $128,433      $112,833   $105,830    $204,907
Data:                                                                  ========    ========      ========   ========    ========
                    Portfolio turnover ...............................    31.92%      84.91%        66.14%     54.86%      30.15%
                                                                       ========    ========      ========   ========    ========
================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Based on average shares outstanding.
      +++   Aggregate total investment return.
      ++++  Amount is less than $.01 per share.

            See Notes to Consolidated Financial Statements.


                                    16 & 17

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $673,406 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.


                                    18 & 19

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..................................             0.25%            0.75%
Class C ..................................             0.25%            0.75%
Class D ..................................             0.25%              --%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                   MLFD            MLPF&S
--------------------------------------------------------------------------------
Class A ..................................     $         27     $        326
Class D ..................................     $      1,955     $     28,130
--------------------------------------------------------------------------------

For the year ended November 30, 1998, MLPF&S received contingent deferred sales charges of $1,037,666 and $24,434 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $112,018 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $163,941,614 and $431,486,565, respectively.

Net realized losses for the year ended November 30, 1998 and net unrealized losses as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                 Realized        Unrealized
                                                  Losses           Losses
--------------------------------------------------------------------------------
Long-term investments ....................     $(50,995,067)    $(97,763,068)
Short-term investments ...................           (1,171)              --
Foreign currency transactions ............         (673,407)        (551,871)
                                               ------------     ------------
Total ....................................     $(51,669,645)    $(98,314,939)
                                               ============     ============
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $100,207,392, of which $13,150,008 related to appreciated securities and $113,357,400 related to depreciated securities. At November 30, 1998, the aggregate cost of investments for Federal income tax purposes was $374,355,230.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $320,024,018 and $54,040,066 for the years ended November 30, 1998 and November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                        Dollar
Ended November 30, 1998                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,577,185     $ 22,145,415
Shares redeemed ..........................       (4,210,322)     (55,944,438)
                                               ------------     ------------
Net decrease .............................       (2,633,137)    $(33,799,023)
                                               ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                        Dollar
Ended November 30, 1997                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        5,567,495     $ 85,878,766
Shares issued to shareholders
in reinvestment of dividends .............          108,885        1,362,155
                                               ------------     ------------
Total issued .............................        5,676,380       87,240,921
Shares redeemed ..........................       (4,184,228)     (65,174,117)
                                               ------------     ------------
Net increase .............................        1,492,152     $ 22,066,804
                                               ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                        Dollar
Ended November 30, 1998                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,556,359    $  19,875,348
Automatic conversion of shares ...........         (293,075)      (3,687,837)
Shares redeemed ..........................      (18,547,103)    (236,009,202)
                                               ------------    -------------
Net decrease .............................      (17,283,819)   $(219,821,691)
                                               ============    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                        Dollar
Ended November 30, 1997                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        8,877,378     $138,784,719
Shares issued to shareholders
in reinvestment of dividends .............          862,151       10,578,592
                                               ------------     ------------
Total issued .............................        9,739,529      149,363,311
Automatic conversion of shares ...........         (199,127)      (3,137,064)
Shares redeemed ..........................      (15,196,792)    (231,729,252)
                                               ------------     ------------
Net decrease .............................       (5,656,390)    $(85,503,005)
                                               ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                        Dollar
Ended November 30, 1998                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................          895,290     $ 12,279,809
Shares redeemed ..........................       (2,227,053)     (29,118,637)
                                               ------------     ------------
Net decrease .............................       (1,331,763)    $(16,838,828)
                                               ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                        Dollar
Ended November 30, 1997                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        2,398,269     $ 38,016,628
Shares issued to shareholders
in reinvestment of dividends .............           41,877          512,997
                                               ------------     ------------
Total issued .............................        2,440,146       38,529,625
Shares redeemed ..........................       (1,771,078)     (27,673,620)
                                               ------------     ------------
Net increase .............................          669,068     $ 10,856,005
                                               ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                        Dollar
Ended November 30, 1998                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        4,311,892     $ 63,507,567
Automatic conversion of shares ...........          285,021        3,687,837
                                               ------------     ------------
Total issued .............................        4,596,913       67,195,404
Shares redeemed ..........................       (8,391,830)    (116,759,880)
                                               ------------     ------------
Net decrease .............................       (3,794,917)    $(49,564,476)
                                               ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                        Dollar
Ended November 30, 1997                           Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        7,096,389     $114,563,804
Automatic conversion of shares ...........          195,055        3,137,064
Shares issued to shareholders
in reinvestment of dividends .............          224,831        2,803,638
                                               ------------     ------------
Total issued .............................        7,516,275      120,504,506
Shares redeemed ..........................       (7,805,127)    (121,964,376)
                                               ------------     ------------
Net decrease .............................         (288,852)    $ (1,459,870)
                                               ============     ============
--------------------------------------------------------------------------------

5. Commitments:

At November 30, 1998, the Fund had entered into a foreign exchange contract under which it had agreed to sell foreign currency with an approximate value of $107,000.

6. Capital Loss Carryforward:

At November 30, 1998, the Fund had a net capital loss carryforward of approximately $140,790,000, of which $88,328,000 expires in 2004 and $52,462,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 18, 1998, the Board of Directors declared an ordinary income dividend in the amount of $.553057 per share for Class A, $.339205 per share for Class B, $.320334 per share for Class C and $.503125 per share for Class D payable on December 29, 1998 to shareholders of record as of December 18, 1998.


                                    20 & 21

                       Merrill Lynch Latin America Fund, Inc., November 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1998, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and the consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1998, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1999

EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended November 30, 1998

Additions

Embratel Participacoes S.A.
Tele Celular Sul Participacoes S.A.
Tele Centro Oeste Celular Participacoes S.A.
Tele Centro Oeste Celular Participacoes S.A. (ADR)
Tele Centro Sul Participacoes S.A.
Tele Leste Celular Participacoes S.A.
Tele Leste Celular Participacoes S.A. (ADR)
Tele Nordeste Celular Participacoes S.A.
Tele Nordeste Celular Participacoes S.A. (ADR)
Tele Norte Celular Participacoes S.A.
Tele Norte Celular Participacoes S.A. (ADR)
Tele Norte Leste Participacoes S.A.
Tele Sudeste Celular Participacoes S.A.
Telecomunicacoes Brasileiras S.A.--Telebras (Preferred Block) (ADR) Telecomunicacoes Brasileiras S.A.--Telebras (Receipts)
Telemig Celular Participacoes S.A.
Telemig Celular Participacoes S.A. (ADR)
Telesp Celular Participacoes S.A.
Telesp Participacoes S.A.

Deletions

C.A. La Electricidad de Caracas S.A.I.C.A.--S.A.C.A.
Telecomunicacoes Brasileiras S.A.--Telebras (ADR)

PORTFOLIO INFORMATION (unaudited)

As of November 30, 1998

                                                                   Percent of
Ten Largest Holdings (Equity Investments)                          Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras* ....................      5.1%
Telefonos de Mexico, S.A. de C.V.(ADR) ..........................      4.7
Panamerican Beverages, Inc. (Class A) (US Registered Shares) ....      3.0
Companhia Energetica de Minas Gerais S.A. (CEMIG)* ..............      3.0
Cemex, S.A. de C.V.* ............................................      2.6
YPF Sociedad Anonima (ADR) ......................................      2.5
Compania de Telecomunicaciones de Chile S.A. (ADR) ..............      2.5
Companhia Cervejaria Brahma S.A. PN (Preferred)* ................      2.5
Grupo Carso, S.A. de C.V.* ......................................      2.4
Companhia Vale do Rio Doce S.A. (Preferred) .....................      2.3

* Includes combined holdings.

                                                                   Percent of
Ten Largest Industries (Equity Investments)                        Net Assets

Telecommunications ..............................................     19.6%
Banking .........................................................      7.7
Utilities .......................................................      7.6
Beverages & Tobacco .............................................      5.0
Beverages .......................................................      4.8
Energy Sources ..................................................      4.0
Metals & Steel ..................................................      2.9
Building Materials ..............................................      2.9
Merchandising ...................................................      2.9
Oil & Gas Producers .............................................      2.5


                                     22 & 23

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16140--11/98

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